Exhibit 99.3

FIRST COLONY LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

(Amounts in millions, except per share amounts)

(Unaudited)

As of June 30, 2006
Admitted Assets
Investments:
Bonds	$4,916.2
Preferred stocks	5.0
Common stocks - affiliates	219.6
Common stocks - nonaffiliates	0.6
Mortgage loans	1,435.1
Real estate	38.7
Policy loans	259.0
Cash and short-term investments	57.4
Other invested assets	50.4
Receivable for securities	2.8

Total cash and invested assets	6,984.8

Reinsurance ceded	16.3
Federal income tax recoverable	136.2
Deferred income taxes	49.1
Guaranty association assessments	0.9
Premiums and accounts receivable	47.3
Investment income due and accrued	69.4
Receivable from parent, subsidiaries, and affiliates	6.6
Other amounts receivable under reinsurance contracts	49.7
Funds held by or deposited with reinsured companies	1,244.5
Other assets	3.3

Total admitted assets	$8,608.1

Liabilities and Capital and Surplus
Liabilities:
Aggregate reserves - life and annuity contracts	$5,197.4
Aggregate reserves - accident and health policies	0.9
Liability for deposit-type contracts	2,032.3
Liability for policy and contract claims	47.7
Premiums and annuity considerations received in advance	8.7
Other amounts payable on reinsurance	49.1
Interest maintenance reserve	103.6
Commissions payable	16.4
General expenses due and accrued	21.8
Taxes, licenses and fees due and accrued	4.6
Unearned investment income	8.2
Amount withheld or retained by company as agent or trustee	3.3
Remittances and items not allocated	36.8
Liability for benefits for employees	0.2
Borrowed money	—
Asset valuation reserve	68.0
Payable to parent, subsidiary and affiliates	14.7
Funds held under reinsurance treaties with unauthorized reinsurers	66.0
Other liabilities	12.3

Total liabilities	7,692.0

Capital and surplus:
Common stock, Class A ($1 par value. Authorized 10,000,000 shares; issued and outstanding 4,000,000 shares)	4.0
Paid-in surplus	54.7
Unassigned surplus	857.4

Total capital and surplus	916.1

Total liabilities and capital and surplus	$8,608.1

These quarterly financial statements should be read in conjunction with the audited statutory financial statements and related notes of First Colony Life Insurance Company (“FCL”) for the years ended December 31, 2005 and 2004.

FIRST COLONY LIFE INSURANCE COMPANY

Statutory Statements of Summary of Operations

(Amounts in millions)

(Unaudited)

	Six months ended June 30,
	2006	2005
Revenues:
Premiums and annuity considerations	$470.6	$422.3
Considerations for supplementary contracts with life contingencies	0.5	1.3
Investment income	217.2	243.3
Amortization of interest maintenance reserve	5.7	5.6
Commission and expense allowances on reinsurance ceded	121.1	71.9
Reserve adjustment on reinsurance ceded	(66.8)	6.2
Other	23.9	1.2

Total revenues	772.2	751.8

Benefits:
Death benefits	138.0	139.8
Annuity benefits	151.4	132.0
Disabilitiy benefits and benefits under accident and health policies	0.7	0.6
Surrender benefits and other fund withdrawals	72.2	62.3
Interest and adjustments on policy or deposit-type contract funds	40.7	20.1
Payments on supplementary contracts with life contingencies	0.7	0.5
Change in aggregate reserves - life, annuity and accident and health	(132.2)	148.4

Total benefits	271.5	503.7

Expenses:
Commissions	146.6	116.6
General insurance expenses	109.1	90.2
Insurance taxes, licenses and fees	16.5	17.8
Increase in loading on deferred and uncollected premiums	7.9	13.1

Total expenses	280.1	237.7

Total benefits and expenses	551.6	741.4

Income before federal income taxes and realized capital gains	220.6	10.4

Federal income tax benefit	(16.8)	(63.6)

Income before realized capital gains	237.4	74.0

Realized capital gains, net	3.7	1.3

Net income	$241.1	$75.3

These quarterly financial statements should be read in conjunction with the audited statutory financial statements and related notes of First Colony Life Insurance Company (“FCL”) for the years ended December 31, 2005 and 2004.

Note 1

In January 2006, FCL contributed cash and securities with a value of $139.8 million as additional paid-in capital to River Lake Insurance Company III (“River Lake III”), a wholly-owned subsidiary. Effective January 1, 2006, FCL ceded certain term life insurance business to River Lake III. As a result of this transaction, the impact on FCL’s net income and capital and surplus was an increase of $422.2 million and $282.4 million, respectively. River Lake III issued $750.0 million in surplus notes to third party investors.

Additionally, FCL entered into separate agreements with a third party guarantor for the benefit of River Lake III. The agreements, among other things, obligate FCL (subject to certain exclusions) to indemnify and hold harmless River Lake III and certain third parties from and against any and all claims, liabilities, losses, costs and expenses and damages that may be incurred by or asserted against River Lake III and certain third parties by any party relating to or arising out of the transactions contemplated by the reinsurance agreement between FCL and River Lake III, or certain related agreements, to the extent that such losses, claims, liabilities, expenses or damages resulted from River Lake III’s failure to make any payment required to be made by it to any party under any such agreement, but excluding any payments of premiums, fees and expenses to be made in the ordinary course, and payments of principal and interest on the surplus notes issued by River Lake III.

In April 2006, FCL recaptured universal life business that it had previously ceded to an unaffiliated insurance company. As a result of the recapture, the impact on FCL’s net income and capital and surplus was a net decrease of $65.6 million and $92.7 million, respectively.

FCL is contemplating the execution of a capital management strategy for its universal life business.

FIRST COLONY LIFE INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

(Amounts in millions)

(Unaudited)

	Common stock	Paid-in surplus	Unassigned surplus	Total
Balances as of December 31, 2004	$4.0	$54.7	$878.0	$936.7
Net income	—	—	75.3	75.3
Change in net unrealized capital gains (losses)	—	—	0.1	0.1
Change in net deferred income tax	—	—	27.8	27.8
Change in nonadmitted assets	—	—	(31.1)	(31.1)
Change in liability for reinsurance in unauthorized companies	—	—	(70.0)	(70.0)
Change in asset valuation reserve	—	—	(1.3)	(1.3)
Change in surplus as a result of reinsurance	—	—	(2.3)	(2.3)
Dividend to stockholders	—	—	(91.0)	(91.0)

Balances as of June 30, 2005	$4.0	$54.7	$785.5	$844.2

	Common stock	Paid-in surplus	Unassigned surplus	Total
Balances as of December 31, 2005	$4.0	$54.7	$767.1	$825.8
Net income	—	—	241.1	241.1
Change in net unrealized capital gains (losses)	—	—	(141.6)	(141.6)
Change in net deferred income tax	—	—	(35.0)	(35.0)
Change in nonadmitted assets	—	—	39.4	39.4
Change in liability for reinsurance in unauthorized companies	—	—	7.1	7.1
Change in asset valuation reserve	—	—	6.7	6.7
Change in surplus as a result of reinsurance	—	—	(27.4)	(27.4)

Balances as of June 30, 2006	$4.0	$54.7	$857.4	$916.1

These quarterly financial statements should be read in conjunction with the audited statutory financial statements and related notes of First Colony Life Insurance Company (“FCL”) for the years ended December 31, 2005 and 2004.

FIRST COLONY LIFE INSURANCE COMPANY

Statutory Statements of Cash Flows

(Amounts in millions)

(Unaudited)

	Six months ended June 30,
	2006	2005
Cash from operations:
Premiums collected net of reinsurance	$486.0	$458.0
Net investment income	215.2	246.8
Miscellaneous income	145.0	126.6

Total	846.2	831.4

Benefit and loss related payments	293.2	399.3
Commissions, expenses paid, and aggregate write-ins for deductions	288.3	231.4
Federal and foreign income taxes paid (recovered)	(10.0)	—

Total	571.5	630.7

Net cash provided by operations	274.7	200.7

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	349.9	662.5
Stocks	3.9	3.1
Mortgage loans	103.1	72.7
Other invested assets	9.3	10.7
Miscellaneous proceeds	2.7	5.5

Total investment proceeds	468.9	754.5

Cost of investments acquired (long-term only):
Bonds	232.4	683.4
Stocks	142.2	1.2
Mortgage loans	100.0	171.5
Real estate	0.1	—
Other invested assets	8.1	0.1
Miscellaneous applications	—	31.5

Total investment acquired	482.8	887.7
Net change in policy loans and premium notes	(0.9)	(1.0)

Net cash applied to investments	(13.0)	(132.2)

Cash from financing and miscellaneous sources:
Cash provided (applied):
Borrowed funds received
Net deposits on deposit-type contracts and other insurance liabilities	(114.3)	(49.3)
Dividend to stockholders	—	(91.0)
Other cash applied	(87.9)	(56.2)

Net cash applied to financing and miscellaneous sources	(202.2)	(196.5)

Reconciliation of cash and short-term investments:
Net change in cash and short-term investments	59.5	(128.0)
Cash and short-term investments at beginning of period	(2.1)	141.6

Cash and short-term investments at end of period	$57.4	$13.6

These quarterly financial statements should be read in conjunction with the audited statutory financial statements and related notes of First Colony Life Insurance Company (“FCL”) for the years ended December 31, 2005 and 2004.